FINANCIAL STATEMENT 1.5


                            INTERSTATE ENERGY CORPORATION
                      UNAUDITED PROFORMA COMBINED BALANCE SHEET
                                  SEPTEMBER 30, 1998

                                                   IEC         Golden Gas
          ASSETS                              (As Reported)    Subsidiary
          ----------------------------------------------------------------
                                                     (in thousands)
          PROPERTY, PLANT AND EQUIPMENT:
            Utility -
              Plant in service -
                Electric                     $  4,820,913   $
                Gas                               506,895
                Other                             386,132
                                             ------------   --------------
                                                5,713,940
            Less - Accumulated depreciation     2,812,179
                                             ------------   --------------
                                                2,901,761
            Construction work in progress         118,988
            Nuclear fuel, net of
              amortization                         48,204
                                             ------------   --------------
                                                3,068,953

            Other property, plant and
              equipment, net                      343,104            4,034
                                             ------------   --------------
                                                3,412,057            4,034
                                             ------------   --------------
          ----------------------------------------------------------------
          CURRENT ASSETS:
            Cash and temporary cash
             investments                            9,467              103
            Accounts receivable, net:
              Customer                             93,554              747
              Other                                19,013
            Notes receivable                       13,465
            Production fuel, at average cost       43,141
            Materials and supplies, at
              average cost                         52,600
            Gas stored underground, at
              average cost                         22,627
            Regulatory assets                      35,488
            Prepaid gross receipts tax             18,372
            Other                                  22,978              191
                                             ------------   --------------
                                                  330,705            1,041
                                             ------------   --------------
          ----------------------------------------------------------------
          INVESTMENTS:
            Investment in McLeodUSA, Inc.         223,499
            Nuclear decommissioning trust
              funds                               212,745
            Investment in foreign entities         57,519
            Investment in subsidiaries
            Other                                  50,759
                                             ------------   --------------
                                                  544,522
                                             ------------   --------------
          ----------------------------------------------------------------
          OTHER ASSETS:
            Regulatory assets                     321,181
            Deferred charges and other            101,663              178
                                             ------------   --------------
                                                  422,844              178
                                             ------------   --------------
                                             $  4,710,128   $        5,253
                                             ============   ==============
          ----------------------------------------------------------------

                                                              IEC Purchase
          ASSETS                                 Subtotal    of Golden Gas
          ----------------------------------------------------------------
                                                     (in thousands)
          PROPERTY, PLANT AND EQUIPMENT:
            Utility -
              Plant in service -
                Electric                     $  4,820,913   $
                Gas                               506,895
                Other                             386,132
                                             ------------   --------------
                                                5,713,940
            Less - Accumulated depreciation     2,812,179
                                             ------------   --------------
                                                2,901,761
            Construction work in progress         118,988
            Nuclear fuel, net of
              amortization                         48,204
                                             ------------   --------------
                                                3,068,953

            Other property, plant and
              equipment, net                      347,138
                                             ------------   --------------
                                                3,416,091
                                             ------------   --------------
          ----------------------------------------------------------------
          CURRENT ASSETS:
            Cash and temporary cash
             investments                            9,570
            Accounts receivable, net:
              Customer                             94,301
              Other                                19,013
            Notes receivable                       13,465
            Production fuel, at average cost       43,141
            Materials and supplies, at
              average cost                         52,600
            Gas stored underground, at
              average cost                         22,627
            Regulatory assets                      35,488
            Prepaid gross receipts tax             18,372
            Other                                  23,169
                                             ------------   --------------
                                                  331,746
                                             ------------   --------------
          ----------------------------------------------------------------
          INVESTMENTS:
            Investment in McLeodUSA, Inc.         223,499
            Nuclear decommissioning trust
              funds                               212,745
            Investment in foreign entities         57,519
            Investment in subsidiaries                               8,052
            Other                                  50,759
                                             ------------   --------------
                                                  544,522            8,052
                                             ------------   --------------
          ----------------------------------------------------------------
          OTHER ASSETS:
            Regulatory assets                     321,181
            Deferred charges and other            101,841
                                             ------------   --------------
                                                  423,022
                                             ------------   --------------
                                             $  4,715,381   $        8,052
                                             ============   ==============
          ----------------------------------------------------------------

                                                Adjust to
                                               Fair Value/      Proforma
          ASSETS                               Eliminations     Combined
          ----------------------------------------------------------------
                                                     (in thousands)
          PROPERTY, PLANT AND EQUIPMENT:
            Utility -
              Plant in service -
                Electric                     $              $  4,820,913
                Gas                                              506,895
                Other                                            386,132
                                             -------------  ------------
                                                               5,713,940
            Less - Accumulated depreciation                    2,812,179
                                             -------------  ------------
                                                               2,901,761
            Construction work in progress                        118,988
            Nuclear fuel, net of
              amortization                                        48,204
                                             -------------  ------------
                                                               3,068,953

            Other property, plant and
              equipment, net                         5,230       352,368
                                             -------------  ------------
                                                     5,230     3,421,321
                                             -------------  ------------
          ----------------------------------------------------------------
          CURRENT ASSETS:
            Cash and temporary cash
             investments                                           9,570
            Accounts receivable, net:
              Customer                                            94,301
              Other                                               19,013
            Notes receivable                                      13,465
            Production fuel, at average cost                      43,141
            Materials and supplies, at
              average cost                                        52,600
            Gas stored underground, at
              average cost                                        22,627
            Regulatory assets                                     35,488
            Prepaid gross receipts tax                            18,372
            Other                                                 23,169
                                             -------------  ------------
                                                                 331,746
                                             -------------  ------------
          ----------------------------------------------------------------
          INVESTMENTS:
            Investment in McLeodUSA, Inc.                        223,499
            Nuclear decommissioning trust
              funds                                              212,745
            Investment in foreign entities                        57,519
            Investment in subsidiaries              (8,052)
            Other                                                 50,759
                                             -------------  ------------
                                                    (8,052)      544,522
                                             -------------  ------------
          ----------------------------------------------------------------
          OTHER ASSETS:
            Regulatory assets                                    321,181
            Deferred charges and other                           101,841
                                             -------------  ------------
                                                                 423,022
                                             -------------  ------------
                                             $      (2,822) $  4,720,611
                                             =============  ============
          ----------------------------------------------------------------

                            INTERSTATE ENERGY CORPORATION
                UNAUDITED PROFORMA COMBINED BALANCE SHEET (CONTINUED)
                                  SEPTEMBER 30, 1998


                                                                  IEC
          CAPITALIZATION AND LIABILITIES                     (As Reported)
          ---------------------------------------------------------------
                                                             (in thousands,
                                                              except share
                                                                amounts)
          CAPITALIZATION:
            Common stock                                    $         771
            Additional paid-in capital                            889,469
            Retained earnings                                     550,754
            Accumulated other comprehensive income                103,982
                                                            -------------
              Total common equity                               1,544,976
                                                            -------------

            Cumulative preferred stock of subsidiaries:
            Par/Stated   Authorized    Shares     Mandatory
               Value       Shares    Outstanding Redemption
            ----------  -----------  ----------- ----------
              $  100           *        449,765       No           44,977
              $   25           *        599,460       No           14,986
              $   50        466,406     366,406       No           18,320
              $   50          **        216,381       No           10,819
              $   50          **        545,000      Yes***        27,250
                                                            -------------
                                                                  116,352
            Less:  unamortized expenses                            (2,887)
                                                            -------------
              Total cumulative preferred stock of
                 subsidiaries                                     113,465
                                                            -------------

            Long-term debt (excluding current portion)          1,485,607
                                                            -------------
                                                                3,144,048
                                                            -------------
          ---------------------------------------------------------------
          CURRENT LIABILITIES:
            Current maturities and sinking funds                   68,764
            Variable rate demand bonds                             56,975
            Commercial paper                                       54,000
            Notes payable                                              74
            Capital lease obligations                              13,211
            Accounts payable                                      164,380
            Accrued taxes                                         101,465
            Other                                                 119,488
                                                            -------------
                                                                  578,357
                                                            -------------

          ---------------------------------------------------------------
          OTHER LONG-TERM LIABILITIES AND DEFERRED CREDITS:
            Accumulated deferred income taxes                     641,284
            Accumulated deferred investment tax credits            78,743
            Environmental liabilities                              55,643
            Customer advances                                      36,002
            Capital lease obligations                              15,745
            Other                                                 160,306
                                                            -------------
                                                                  987,723
                                                            -------------
          ----------------------------------------------------------------
                                                            $   4,710,128
                                                            =============
          ----------------------------------------------------------------

                                                               Golden Gas
          CAPITALIZATION AND LIABILITIES                       Subsidiary
          ---------------------------------------------------------------
                                                             (in thousands,
                                                              except share
                                                                amounts)
          CAPITALIZATION:
            Common stock                                    $
            Additional paid-in capital                               (107)
            Retained earnings                                       2,929
            Accumulated other comprehensive income
                                                            -------------
              Total common equity                                   2,822
                                                            -------------

            Cumulative preferred stock of subsidiaries:
            Par/Stated   Authorized    Shares     Mandatory
               Value       Shares    Outstanding Redemption
            ----------  -----------  ----------- ----------
              $  100           *        449,765       No
              $   25           *        599,460       No
              $   50        466,406     366,406       No
              $   50          **        216,381       No
              $   50          **        545,000      Yes***
                                                            -------------

            Less:  unamortized expenses
                                                            -------------
              Total cumulative preferred stock of
                 subsidiaries
                                                            -------------

            Long-term debt (excluding current portion)              1,855
                                                            -------------
                                                                    4,677
                                                            -------------
          ---------------------------------------------------------------
          CURRENT LIABILITIES:
            Current maturities and sinking funds
            Variable rate demand bonds
            Commercial paper
            Notes payable
            Capital lease obligations
            Accounts payable                                          470
            Accrued taxes
            Other
                                                            -------------
                                                                      470
                                                            -------------
          ---------------------------------------------------------------
          OTHER LONG-TERM LIABILITIES AND DEFERRED CREDITS:
            Accumulated deferred income taxes                         (37)
            Accumulated deferred investment tax credits
            Environmental liabilities
            Customer advances
            Capital lease obligations
            Other                                                     143
                                                            -------------
                                                                      106
                                                            -------------
          ----------------------------------------------------------------
                                                            $       5,253
                                                            =============
          ----------------------------------------------------------------

          CAPITALIZATION AND LIABILITIES                        Subtotal
          ---------------------------------------------------------------
                                                             (in thousands,
                                                              except share
                                                                amounts)
          CAPITALIZATION:
            Common stock                                    $         771
            Additional paid-in capital                            889,362
            Retained earnings                                     553,683
            Accumulated other comprehensive income                103,982
                                                            -------------
              Total common equity                               1,547,798
                                                            -------------

            Cumulative preferred stock of subsidiaries:
            Par/Stated   Authorized    Shares     Mandatory
               Value       Shares    Outstanding Redemption
            ----------  -----------  ----------- ----------
              $  100           *        449,765       No           44,977
              $   25           *        599,460       No           14,986
              $   50        466,406     366,406       No           18,320
              $   50          **        216,381       No           10,819
              $   50          **        545,000      Yes***        27,250
                                                            -------------
                                                                  116,352
            Less:  unamortized expenses                            (2,887)
                                                            -------------
              Total cumulative preferred stock of
                 subsidiaries                                     113,465
                                                            -------------

            Long-term debt (excluding current portion)          1,487,462
                                                            -------------
                                                                3,148,725
                                                            -------------
          ---------------------------------------------------------------
          CURRENT LIABILITIES:
            Current maturities and sinking funds                   68,764
            Variable rate demand bonds                             56,975
            Commercial paper                                       54,000
            Notes payable                                              74
            Capital lease obligations                              13,211
            Accounts payable                                      164,850
            Accrued taxes                                         101,465
            Other                                                 119,488
                                                            -------------
                                                                  578,827
                                                            -------------
          ---------------------------------------------------------------
          OTHER LONG-TERM LIABILITIES AND DEFERRED CREDITS:
            Accumulated deferred income taxes                     641,247
            Accumulated deferred investment tax credits            78,743
            Environmental liabilities                              55,643
            Customer advances                                      36,002
            Capital lease obligations                              15,745
            Other                                                 160,449
                                                            -------------
                                                                  987,829
                                                            -------------
          ----------------------------------------------------------------
                                                            $   4,715,381
                                                            =============
          ----------------------------------------------------------------

                                                              IEC Purchase
          CAPITALIZATION AND LIABILITIES                     of Golden Gas
          ---------------------------------------------------------------
                                                             (in thousands,
                                                              except share
                                                                amounts)
          CAPITALIZATION:
            Common stock                                    $           3
            Additional paid-in capital                              8,049
            Retained earnings
            Accumulated other comprehensive income
                                                            -------------
              Total common equity                                   8,052
                                                            -------------

            Cumulative preferred stock of subsidiaries:
            Par/Stated   Authorized    Shares     Mandatory
               Value       Shares    Outstanding Redemption
            ----------  -----------  ----------- ----------
              $  100           *        449,765       No
              $   25           *        599,460       No
              $   50        466,406     366,406       No
              $   50          **        216,381       No
              $   50          **        545,000      Yes***
                                                            -------------

            Less:  unamortized expenses
                                                            -------------
              Total cumulative preferred stock of
                 subsidiaries
                                                            -------------

            Long-term debt (excluding current portion)
                                                            -------------
                                                                    8,052
                                                            -------------
          ---------------------------------------------------------------
          CURRENT LIABILITIES:
            Current maturities and sinking funds
            Variable rate demand bonds
            Commercial paper
            Notes payable
            Capital lease obligations
            Accounts payable
            Accrued taxes
            Other
                                                            -------------

                                                            -------------
          ---------------------------------------------------------------
          OTHER LONG-TERM LIABILITIES AND DEFERRED CREDITS:
            Accumulated deferred income taxes
            Accumulated deferred investment tax credits
            Environmental liabilities
            Customer advances
            Capital lease obligations
            Other
                                                            -------------

                                                            -------------
          ----------------------------------------------------------------
                                                            $       8,052
                                                            =============
          ----------------------------------------------------------------

                                                               Adjust to
                                                              Fair Value/
          CAPITALIZATION AND LIABILITIES                      Eliminations
          ---------------------------------------------------------------
                                                             (in thousands,
                                                              except share
                                                                amounts)
          CAPITALIZATION:
            Common stock                                    $
            Additional paid-in capital                                107
            Retained earnings                                      (2,929)
            Accumulated other comprehensive income
                                                            -------------
              Total common equity                                  (2,822)
                                                            -------------

            Cumulative preferred stock of subsidiaries:
            Par/Stated   Authorized    Shares     Mandatory
               Value       Shares    Outstanding Redemption
            ----------  -----------  ----------- ----------
              $  100           *        449,765       No
              $   25           *        599,460       No
              $   50        466,406     366,406       No
              $   50          **        216,381       No
              $   50          **        545,000      Yes***
                                                            -------------

            Less:  unamortized expenses
                                                            -------------
              Total cumulative preferred stock of
                 subsidiaries
                                                            -------------

            Long-term debt (excluding current portion)
                                                            -------------
                                                                   (2,822)
                                                            -------------
          ----------------------------------------------------------------
          CURRENT LIABILITIES:
            Current maturities and sinking funds
            Variable rate demand bonds
            Commercial paper
            Notes payable
            Capital lease obligations
            Accounts payable
            Accrued taxes
            Other
                                                            -------------

                                                            -------------
          ----------------------------------------------------------------
          OTHER LONG-TERM LIABILITIES AND DEFERRED CREDITS:
            Accumulated deferred income taxes
            Accumulated deferred investment tax credits
            Environmental liabilities
            Customer advances
            Capital lease obligations
            Other
                                                            -------------

                                                            -------------
          ----------------------------------------------------------------
                                                            $      (2,822)
                                                            =============
          ----------------------------------------------------------------

                                                                Proforma
          CAPITALIZATION AND LIABILITIES                        Combined
          ---------------------------------------------------------------
                                                             (in thousands,
                                                              except share
                                                                amounts)
          CAPITALIZATION:
            Common stock                                    $         774
            Additional paid-in capital                            897,518
            Retained earnings                                     550,754
            Accumulated other comprehensive income                103,982
                                                            -------------
              Total common equity                               1,553,028
                                                            -------------

            Cumulative preferred stock of subsidiaries:
            Par/Stated   Authorized    Shares     Mandatory
               Value       Shares    Outstanding Redemption
            ----------  -----------  ----------- ----------
              $  100           *        449,765       No           44,977
              $   25           *        599,460       No           14,986
              $   50        466,406     366,406       No           18,320
              $   50          **        216,381       No           10,819
              $   50          **        545,000      Yes***        27,250
                                                            -------------
                                                                  116,352
            Less:  unamortized expenses                            (2,887)
                                                            -------------
              Total cumulative preferred stock of
                 subsidiaries                                     113,465
                                                            -------------

            Long-term debt (excluding current portion)          1,487,462
                                                            -------------
                                                                3,153,955
                                                            -------------
          ----------------------------------------------------------------
          CURRENT LIABILITIES:
            Current maturities and sinking funds                   68,764
            Variable rate demand bonds                             56,975
            Commercial paper                                       54,000
            Notes payable                                              74
            Capital lease obligations                              13,211
            Accounts payable                                      164,850
            Accrued taxes                                         101,465
            Other                                                 119,488
                                                            -------------
                                                                  578,827
                                                            -------------
          ----------------------------------------------------------------
          OTHER LONG-TERM LIABILITIES AND DEFERRED CREDITS:
            Accumulated deferred income taxes                     641,247
            Accumulated deferred investment tax credits            78,743
            Environmental liabilities                              55,643
            Customer advances                                      36,002
            Capital lease obligations                              15,745
            Other                                                 160,449
                                                            -------------
                                                                  987,829
                                                            -------------
          ----------------------------------------------------------------
                                                            $   4,720,611
                                                            =============
          ----------------------------------------------------------------

          *    3,750,000 authorized shares in total between the two classes
          **   2,000,000 authorized shares in total between the two classes
          ***  $53.20 mandatory redemption price


          THE PRO FORMA COMBINED BALANCE SHEETS ARE PRESENTED AS IF THE PURCHASE HAD TAKEN PLACE ON SEPTEMBER 30, 1998.